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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 1997

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER

      OF INCORPORATION)                                   IDENTIFICATION NO.)

                             2210 WEST DALLAS STREET

                              HOUSTON, TEXAS 77019
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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ITEM 5.  OTHER EVENTS

     On October 29, 1997, Consolidated Graphics, Inc. (the "Company") announced its fiscal 1998 second quarter results. A copy of the press release is attached hereto as Exhibit 99.1.

     On October 31, 1997, the Company announced that it had completed the acquisition of The Otto Companies of Springfield, Massachusetts. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which would prevent the Company from achieving comparable financial results in the future or completing its pending or future acquisitions.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBITS

     The following exhibits are filed herewith:

          99.1 Press release of Consolidated Graphics, Inc. dated October 29, 1997, with respect to the announcement of the Company's fiscal 1998 second quarter results.

          99.2 Press release of Consolidated Graphics, Inc. dated October 31, 1997, with respect to the announcement that it had completed the acquisition of The Otto Companies of Springfield, Massachusetts.

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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                         CONSOLIDATED GRAPHICS, INC.

                                                       (Registrant)

                                         By: /s/ HAROLD E. GAUBERT, JR.
                                                 HAROLD E. GAUBERT, JR.
                                                 EXECUTIVE VICE PRESIDENT -
                                                 FINANCE AND ADMINISTRATION

Date:  November 3, 1997

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